________________________________________________________________________________

                     COLUMBIA COMMON STOCK FUND, INC.
                       COLUMBIA GROWTH FUND, INC.
                 COLUMBIA INTERNATIONAL STOCK FUND, INC.
                      COLUMBIA SPECIAL FUND, INC.
                 COLUMBIA REAL ESTATE EQUITY FUND, INC.
                       COLUMBIA BALANCED FUND, INC.
                      COLUMBIA DAILY INCOME COMPANY
              COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
               COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                    COLUMBIA MUNICIPAL BOND FUND, INC.
                     COLUMBIA HIGH YIELD FUND, INC.
________________________________________________________________________________

                  STATEMENT OF ADDITIONAL INFORMATION


                      Columbia Financial Center

                       1301 S.W. Fifth Avenue
                            P.O. Box 1350
                       Portland, Oregon  97207
                           1-800-547-1707


     This Statement of Additional Information contains information relating to eleven mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund"), Columbia Growth Fund, Inc. (the "Growth Fund"), Columbia International Stock Fund, Inc. (the "International Stock Fund"), Columbia Special Fund, Inc. (the "Special Fund"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund"), Columbia Balanced Fund, Inc. (the "Balanced Fund"), Columbia Daily Income Company (the "Money Market Fund"), Columbia U.S. Government Securities Fund, Inc. (the "Government Bond Fund"), Columbia Fixed Income Securities Fund, Inc. (the "Bond Fund"), Columbia Municipal Bond Fund, Inc. (the "Municipal Bond Fund"), and Columbia High Yield Fund, Inc. (the "High Yield Fund"). The terms Fund or Funds when used in this Statement of Additional Information refer to these funds. Each of the Funds is an open-end investment company of the management type. Each Fund is a diversified fund except for the Municipal Bond Fund, which is a nondiversified fund due to its concentration in Oregon municipal bonds. Each Fund is a separate Oregon corporation and has a specific investment objective.


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 23, 1996 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to any of the Funds or by calling 1-800-547-1707.


                               February 23, 1996

________________________________________________________________________________

                               TABLE OF CONTENTS
________________________________________________________________________________


Management . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Advisory and Other Fees Paid to Affiliates. . 4
Portfolio Transactions . . . . . . . . . . . . . . . . . 5
Redemptions. . . . . . . . . . . . . . . . . . . . . . . 6
Custodians . . . . . . . . . . . . . . . . . . . . . . . 7
Accounting Services and Financial Statements . . . . . . 8
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 8
Yield and Performance. . . . . . . . . . . . . . . . . . 15
Investment Restrictions. . . . . . . . . . . . . . . . . 18
Additional Information Regarding Certain
  Investments by the Funds . . . . . . . . . . . . . . . 33

______________________________________________________________________________

MANAGEMENT
______________________________________________________________________________

     The directors and officers of the Funds are listed below, together with their principal business occupations. All principal business occupations have been held for more than five years, except that positions with the Common Stock Fund and the Balanced Fund, the International Stock Fund, the High Yield Fund, and the Real Estate Fund have been held since July 1991, July 1992, July 1993, and January 1994, respectively, and except as otherwise indicated.

J. JERRY INSKEEP, JR.,*+ Chairman and Director of each Fund; Chairman, Director, and a principal shareholder of Columbia Funds Management Company (the "Advisor") and Columbia Management Co.; Chairman and Director of Columbia Trust Company (the "Trust Company"); Director of Columbia Financial Center Incorporated ("Columbia Financial"); Chairman and Trustee of CMC Fund Trust ("CMC Trust").

JAMES F. RIPPEY,*+ Director of each Fund; President, Director, and a principal shareholder of the Advisor and Columbia Management Co.; President and a Director of the Trust Company; President and Trustee of CMC Trust.

JAMES C. GEORGE, Director of each Fund (since June 1994). Mr. George, the former Investment Manager of the Oregon State Treasury (1962-1992), is an investment consultant; 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

JOHN A. KEMP,* Director (since June 1994) and President of each Fund; Senior Vice President and Director of the Advisor, Columbia Management Co., and the Trust Company; Senior Vice President, Treasurer, and Director of Columbia Financial; Vice President and Trustee of CMC Trust.

THOMAS R. MACKENZIE, Director of each Fund. Mr. Mackenzie is Chairman of the Board of Directors of Mackenzie Engineering Incorporated, consulting engineers; 0690 S.W. Bancroft Street, Portland, Oregon 97201.

RICHARD L. WOOLWORTH,+ Director of each Fund (since January 1992). Mr. Woolworth is Chairman, President and Chief Executive Officer of The Benchmark Group, health insurers; 100 S.W. Market Street, Portland, Oregon 97201.

GEORGE L. HANSETH,* Senior Vice President and Treasurer of each Fund; Vice President and Director of the Advisor, Columbia Management Co., and the Trust Company; President and Director of Columbia Financial; Vice President and Trustee of CMC Trust.

ALBERT D. CORRADO,* Vice President of each Fund; Vice President of the Advisor and the Trust Company.

LAWRENCE S. VIEHL,* Vice President of each Fund, the Advisor, Columbia Management Co., the Trust Company, and CMC Trust.

JEFF B. CURTIS,* Secretary of each Fund and CMC Trust (since April 1994); General Counsel and Secretary of the Advisor, Columbia Management Co., the Trust Company, and Columbia Financial (since March 1993). Attorney with Stoel Rives (1986-1993), a law firm in Portland, Oregon


     *These officers and directors are "interested persons" as defined by the Investment Company Act of 1940 and receive no directors fees or salaries from the Funds. Their business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

     +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.

     Columbia Financial, a registered securities broker and a member of the National Association of Securities Dealers, Inc., is authorized under a distribution agreement with each Fund to sell shares of that Fund. Columbia Financial does not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.

     At February 1, 1996, officers and directors of each of the respective Funds owned of record or beneficially the aggregate number of shares of each of the respective Funds as set forth below.

                                                        PERCENTAGE OF
                                                        TOTAL SHARES
             FUND                          SHARES*       OUTSTANDING
             ----                          ------       -------------

        Common Stock Fund               274,790.774        1.4%
        Growth Fund                     316,021.438        1.1%
        International Stock Fund        136,554.735        1.7%
        Special Fund                    308,511.199        0.5%
        Real Estate Fund                240,701.803       13.2%
        Balanced Fund                   266,787.299        1.1%
        Money Market Fund            33,377,791.890        4.3%
        Government Bond Fund             71,771.918        1.4%
        Bond Fund                       152,412.536        0.6%
        Municipal Bond Fund           1,018,309.569        3.3%
        High Yield Fund                 135,642.015        5.5%

* Includes shares held by the Advisor and Columbia Management Co.

     At January 31, 1996, to the knowledge of the Funds, no person owned of record or beneficially more than 5 percent of the outstanding shares of any Fund except as follows: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned 1,619,579.069 shares of the Bond Fund (6.9 percent of the total shares outstanding), and 5,832,724.296 shares of the Special Fund (8.9 percent of the total shares outstanding); Standard Insurance Co., P.O. Box 711, Portland, Oregon 97207, which owned 664,588.143 shares of the Government Bond Fund (13.1 percent of the total shares outstanding); Brigham Young University, C-242 ASB, Provo, Utah 84602, which owned 1,115,573.551 shares of the Common Stock Fund (5.6 percent of the total shares outstanding); J. Jerry Inskeep, Jr., P.O. Box 1350, Portland, Oregon 97207, who owned 104,410.124 shares of the Real Estate Fund (5.7 percent of the total shares outstanding); Bankers Trust Co. of CA as Trustee, 300 S. Grand Ave., Los Angeles, CA 90071, which which owned 4,629,993.826 shares of the Common Stock Fund (23.2 percent of the total shares outstanding); and First Interstate Bank, as Trustee, PO Box 9800, Calabasas, CA 91302, which owned 1,497,164.065 shares of the Balanced Fund (6.0 percent of the total shares outstanding).

______________________________________________________________________________

                      INVESTMENT ADVISORY AND OTHER FEES
                            PAID TO AFFILIATES
______________________________________________________________________________


     Information regarding services performed by the Advisor for the Funds and the formula for calculating the fees are set forth in the Prospectus under "Fund Management." Advisory fees paid by each of the Funds for each of the last three years were:


FUND                          1995                1994                  1993
----                          ----                ----                  ----

Common Stock Fund         $1,453,843            $698,094              $481,722
Growth Fund               $4,483,699          $3,848,301            $3,719,730
International Stock Fund  $1,013,873          $1,166,165              $349,780
Special Fund             $10,125,466          $7,771,263            $5,932,986
Real Estate Fund            $138,673           $77,003 *                ---
Balanced Fund             $1,871,284          $1,146,605              $699,672
Money Market Fund         $3,611,202          $3,060,583            $2,693,420
Government Bond Fund        $187,343            $172,703              $183,335
Bond Fund                 $1,413,769          $1,345,156            $1,465,680
Municipal Bond Fund       $1,840,676          $1,921,227            $1,975,560
High Yield Fund             $109,022             $56,944              $7,114 *
     __________
     * For that portion of the year the Fund was in operation.

     The Advisor has entered into an agreement with Columbia Management Co. pursuant to which Columbia Management Co. provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. Columbia Management Co., upon receipt of specific instructions from the Advisor, contacts brokerage firms to effect securities transactions for the Funds. The Advisor pays Columbia Management Co. a fee for this service. No amounts are paid by the Funds to Columbia Management Co. pursuant to the agreement, and Fund expenses are not increased as a result of this agreement.

     The Trust Company, of which the Advisor is a principal shareholder and certain officers of the Funds are minority shareholders, acts as custodian of certain Individual Retirement Accounts (IRAs) and sponsor of Prototype Money Purchase Pension and Profit Sharing Plans that invest in the Funds. The Trust Company charges account holders an annual fee of $25 per IRA account (fee is waived for accounts over $25,000) and a retirement plan setup fee of $100 and an annual fee of $50.

     The Trust Company also acts as transfer agent and dividend crediting agent for each of the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds upon request and records and disburses dividends. Each Fund, other than the Money Market Fund, pays the Trust Company a per-account fee of $1.00 per month for each shareholder account existing at any time during the month. The Money Market Fund pays the Trust Company a per-account fee of $1.50 per month for the first 25,000 accounts existing at any time during the month, $1.00 per month for the next 25,000 accounts, $.75 per month for the next 25,000 accounts, and $.50 per month for all accounts in excess of 75,000. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreements and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under the agreements. Fees paid to the Trust Company for services performed in 1995 under the transfer agent agreements were $151,994 for the Common Stock Fund, $445,028 for the Growth Fund, $178,755 for the International Stock Fund, $590,067 for the Special Fund, $17,103 for the Real Estate Fund, $232,573 for the Balanced Fund, $559,551 for the Money Market Fund, $32,348 for the Government Bond Fund,

$163,387 for the Bond Fund, $83,607 for the Municipal Bond Fund, and $15,324 for the High Yield Fund.

_______________________________________________________________________________

                             PORTFOLIO TRANSACTIONS
_______________________________________________________________________________

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. The historical portfolio turnover rates for each Fund is disclosed in the Prospectus under "Financial Highlights."

     Securities owned by the Funds may be purchased with brokerage commissions or on a principal basis without brokerage commissions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Each Fund that may purchase foreign securities pursuant to its investment policy anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. In most international markets, commission rates are not negotiable and may be higher than negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include:
advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. While the Funds have no arrangements or formulas as to either the allocation of brokerage transactions or commission rates paid thereon, a commission in excess of the amount of commission another broker or dealer would have charged for effecting that transaction may be paid by a Fund if management of that Fund determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to that Fund.

     Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by a Fund would not be reduced as a result of the receipt of such information and services by a Fund. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to a Fund. Total brokerage commissions paid by each of the respective Funds for each of the last three years were:


FUND                          1995            1994            1993
----                          ----            ----            ----

Common Stock Fund           $686,464         $228,382        $262,438
Growth Fund               $1,718,227       $1,123,285      $1,349,280
International Stock Fund    $925,886         $861,944        $448,263

Special Fund              $5,161,705       $4,276,852      $2,402,001
Real Estate Fund             $47,879        $37,624 *           ---
Balanced Fund               $472,821         $251,005        $265,988
__________
     * For that portion of the year the Fund was in operation.

No brokerage commissions were paid by the Money Market Fund, the Government Bond Fund, the Bond Fund, the Municipal Bond Fund, or the High Yield Fund during the last three years.

     The Board of Directors of each Fund will from time to time review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and, if so, determine, in the exercise of its business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the officers and directors of each Fund are the same, investment decisions for each Fund are made independently from those of the other Funds or accounts managed by Columbia Management Co. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis.

     Since 1967, the Advisor and the Funds have had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all employees of the Advisor and the Funds. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or take unfair advantage of their relationship with the Advisor or the Funds. The specific standards included in the Code (as amended) include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval on private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by a Fund over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

     The Advisor and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee of the Advisor or the Funds from trading, either personally or on behalf of others (including the Funds), on material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


______________________________________________________________________________

                               REDEMPTIONS
______________________________________________________________________________


     Information regarding redemptions is set forth in the Prospectus under "Investor Services -- How to Redeem (Sell) Shares." As discussed under "Investor Services -- Account Privileges -- Telephone Redemptions" in the Prospectus, the Funds do not accept responsibility for the authenticity of telephone instructions relating to redemptions and, accordingly, shareholders who have approved telephone redemption assume the risk of any losses due to fraudulent telephone instructions that a Fund reasonably believes to be genuine. The Funds employ certain procedures to determine if telephone instructions are genuine, including requesting personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. A Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures.

     A Fund may suspend the determination of net asset value and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of its net assets, or (4) as the Securities and Exchange Commission may by order permit for the protection of security holders, provided that applicable rules and regulations of the Securities and Exchange Commission which govern as to whether the conditions prescribed in (2) or (3) exist are complied with. The New York Stock Exchange observes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


______________________________________________________________________________

                                 CUSTODIANS
______________________________________________________________________________


     United States National Bank of Oregon ("USNB" or "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as the general Custodian for each Fund, except the International Stock Fund. USNB provides custody services to the International Stock Fund with respect to domestic securities held by that Fund. Morgan Stanley Trust Company ("Morgan Stanley" or "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, acts as the general Custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver (against payment) securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Funds. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Morgan Stanley (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities of the Funds has been approved by the Board of Directors of the Funds in accordance with regulations under the Investment Company Act of 1940.

     The Board of Directors reviews, at least annually, whether it is in the best interest of the Funds and their shareholders to maintain Fund assets, in each of the countries in which the Funds invest, with particular foreign sub-custodians in those countries, pursuant to contracts between the foreign sub-custodians and Morgan Stanley. The review includes an assessment of the risk of holding Fund assets in that country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of the foreign sub-custodian, and the impact of local laws on the custody arrangement. The Board of Directors of each Fund that may purchase foreign securities is aided in its review by Morgan Stanley, which has assembled the network of foreign sub-custodians used by those Funds, as well as by the Advisor and counsel. With respect to foreign sub-custodians, however, there can be no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the administrative risks involved in holding assets abroad are greater than those associated with investing in the United States.

______________________________________________________________________________

               ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
______________________________________________________________________________


     The financial statements of each Fund for the year ended December 31, 1995, the selected per share data and ratios under the caption "Financial Highlights," and the report of Coopers & Lybrand L.L.P., independent accountants, are included in the 1995 Annual Report to Shareholders of the Funds. A copy of the 1995 Annual Report to Shareholders accompanies this Statement of Additional Information and is incorporated herein by reference. Coopers & Lybrand L.L.P., 2700 First Interstate Tower, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.

______________________________________________________________________________

                                  TAXES
______________________________________________________________________________

FEDERAL INCOME TAXES

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test");

     (b) derive less than 30 percent of its gross income from the sale or other disposition of any of the following, if held for less than three months: stock, securities, foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities), or certain other assets (the "30 Percent Test"); and

     (c) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

     SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY.
For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, (2) that is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

     SPECIAL ASPECTS OF 30 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. A Fund may choose to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so to avoid realizing excessive gains on securities or currencies held less than three months and not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). In the case of a designated hedge, increases and decreases during the period of the hedge in the value of positions that are part of the designated hedge are netted for purposes of the 30 Percent Test. A designated hedge for these purposes is generally an option to sell or a contract that reduces a taxpayer's risk of loss and that the taxpayer clearly identifies.

     Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under
Section 103 of the Code.  For purposes of this Statement of

Additional Information, the term "tax-exempt interest" refers to interest that is not includible in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of its taxable year consist of obligations the interest on which is not includible in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

     Distributions properly designated by the Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other possessions of the United States) will not be includible by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds will be taxable to shareholders as ordinary income.

     Any loss realized upon the redemption of shares of the Municipal Bond Fund less than six months from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, ALL exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12% on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

     In some cases, exempt-interest dividends paid by the Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

     Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

     "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the

Municipal Bond Fund's portfolio will be made by the Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Municipal Bond Fund.

     At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includible in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

     If the Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     Shares of the Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

     From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Municipal Bond Fund and the value of portfolio securities held by the Municipal Bond Fund would be affected.

     OTHER FUNDS. Shareholders of Funds other than the Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of eligible dividends received from a Fund by a shareholder. However, distributions from the Money Market Fund, the Bond Fund, the Government Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITS"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

     GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than 6 months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Money Market Fund, which distributes its earnings daily and has few or no capital gains.

     Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will NOT apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company."
Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

     The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a fund recognizes original-issue-discount income ratably over the life of the bond even though the fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

FOREIGN INCOME TAXES

     The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

     As a result of the Section 853 election, shareholders of the International Stock Fund will be able to claim a credit or deduction on their income tax returns for, and will be required to include in income in addition to taxable distributions actually received, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of
Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with an individual tax advisor.

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.


     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in certain non-U.S. corporations that receive at least 75 percent of their annual gross income from passive sources (such as sources that produce certain interest, dividends, royalties, capital gains, or rental income) or hold at least 50 percent of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is distributed to its shareholders in a timely manner. A Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Accordingly, each Fund expects to limit its investments in such passive foreign investment companies and expects to attempt to undertake appropriate actions to limit its tax liability, if any, with respect to such investments. The Internal Revenue Service has proposed regulations that, if adopted, will allow a regulated investment company to avoid the tax and interest charge with respect to a passive foreign investment company by electing to mark the stock to market each year.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICS.

     The Real Estate Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess exclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

     MUNICIPAL BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, these individuals, trusts, and estates will be subject to the Oregon personal income tax on distributions from the Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that CORPORATIONS subject to the Oregon corporation excise tax will be subject to that tax on income from the Municipal Bond Fund, including income that is exempt for federal purposes. Local taxes and the tax consequences to nonresidents and part-year residents are beyond the scope of this discussion.

     The exemption of certain interest income for federal income tax purposes will not necessarily result in a similar exemption under the laws of a particular state or local taxing authority. Each shareholder should consult a tax advisor in this regard. Capital gains distributed to shareholders will generally be subject to state and local taxes. The Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Municipal Bond Fund during the preceding year.

     Oregon generally taxes corporations on interest income from municipal bonds. The Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise taxes.

     GOVERNMENT BOND FUND. Individuals, trusts, and estates resident in Oregon will not be subject to Oregon personal income taxes on dividends properly designated by the Government Bond Fund as derived from interest on U.S. government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Government Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Government Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of the tax-exempt dividends received by the shareholder. The laws of other states may differ, and persons subject to tax in other states should consult their personal tax advisors.

     OTHER FUNDS. The state tax consequences of investments in the Funds, other than Oregon state tax consequences with respect to the Municipal Bond Fund and the Government Bond Fund, are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

     This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


______________________________________________________________________________

                           YIELD AND PERFORMANCE
______________________________________________________________________________

     The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Money Market Fund) will fluctuate so that shares when redeemed may be worth more or less than their original cost.

THE MONEY MARKET FUND

     Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, I.E.:

NET CHANGE IN VALUE OF ACCOUNT OF ONE SHARE x 365 = Current
                                              ---
 value of account at beginning of period       7     Yield

     Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, I.E.:

                        365
                        ---
(base period return + 1) 7  -1 = Compounded Effective Yield

     The determination of net change in the value of an account for purposes of the Money Market Fund yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Money Market Fund includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE COMMON STOCK FUND, THE REAL ESTATE FUND, THE BALANCED FUND, AND THE BOND
FUNDS

     Current yields of the Common Stock Fund, the Real Estate Fund, the Balanced Fund, the Government Bond Fund, the Bond Fund, the Municipal Bond Fund, and the High Yield Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                      6
                 Yield = 2 [( a-b + 1)  -1]
                              ---
                               cd

Where: a =    dividends and interest earned during the period.

       b =    expenses accrued for the period.

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

     The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

     The Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:

Tax Equivalent Yield =  a  +  c  + e
                       ---   ---
                       1-b   1-d

Where:a =     that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

       b = highest then-existing marginal combined Federal and Oregon income tax rate.

       c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

       d =    highest then-existing federal income tax rate.

       e = that portion of the current yield of the Fund that is not tax exempt.

     The Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:

Tax Equivalent Yield =  a  + c
                       ---
                       1-b

Where: a =    that portion of the current yield of the Fund that is exempt from federal income tax.

       b =    highest then-existing marginal federal income tax rate.

       c = that portion of the current yield of the Fund that is not tax exempt.

     The Government Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:

Tax Equivalent Yield =  a  + c
                       ---
                       1-b

Where: a =   that portion of the current yield of the Fund that is exempt from Oregon income tax.

       b =    highest then existing marginal Oregon income tax rate.

       c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

     The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n  = ERV

Where: P =    a hypothetical initial payment of $1000

       T =    average annual total return

       n =    number of years

     ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.

     If a Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated.

     The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar, Inc., Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.


     The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Dow Jones, Russell, and Nasdaq stock indices, the NAREIT Equity Index, and the Shearson Lehman and Salomon bond indices, or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australia, Far East Index or the FT-Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.



     In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.


     The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Money Market Fund) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


______________________________________________________________________________

                          INVESTMENT RESTRICTIONS
______________________________________________________________________________


     The Prospectus sets forth the investment objectives and certain restrictions applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

     1. Buy or sell commodities. However, the Common Stock Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2.   Concentrate investments in any industry.  However, the Common
Stock Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Common Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Common Stock Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Common Stock Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Common Stock Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Common Stock Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Common Stock Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Common Stock Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Common Stock Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Common Stock Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Common Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Common Stock Fund's assets that may be so invested. During the last year, the Common Stock Fund did not engage in any of these permitted practices and has no current intention of doing so in the foreseeable future.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

     1.   Buy or sell commodities or commodity contracts.

     2. Concentrate more than 25 percent of its investments in any one industry.

     3. Buy or sell real estate. (However, the Growth Fund may buy readily marketable securities such as Real Estate Investment Trusts.)

     4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

     5. Hold more than 5 percent of the voting securities of any one company.

     6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Growth Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds.

     7. Purchase securities of any issuer when those officers and directors of the Growth Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

     12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years of continuous operation and equity securities which are not readily marketable.

     13.  Invest in companies for purposes of control or management.

     14.  Buy securities on margin or make short sales.

     15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 11, 12, and 15) permit specified practices but limit the portion of the Growth Fund's assets that may be so invested. During the last year, the Growth Fund did not engage in any of these permitted practices and has no current intention of doing so in the foreseeable future.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

     1. Buy or sell commodities. However, the International Stock Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

     2. Concentrate investments in any industry. However, the International Stock Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the International Stock Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

     5. The International Stock Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the International Stock Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the International Stock Fund.

     7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the International Stock Fund.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the International Stock Fund's total assets would be invested in any one such company, and (iii) 10 percent of the International Stock Fund's total assets would be invested in such securities.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the International Stock Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The International Stock Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.


     12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the International Stock Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that the International Stock Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the International Stock Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 5, 8, 11, 12, and 14) permit specified practices but limit the portion of the International Stock Fund's assets that may be so invested. Subject to the investment restriction, the International Stock Fund expects to engage in the practices described in paragraphs 5 (restricted securities) and 8 (investment companies). The International Stock Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

     1. Buy or sell commodities. However, the Special Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2.  Concentrate investments in any industry.  However, the Special
Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Special Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Special Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Special Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Special Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Special Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Special Fund.

     8.  Purchase securities of other open-end investment companies.

     9.  Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Special Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Special Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Special Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Special Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Special Fund's assets that may be so invested. Other than paragraph 12, the Special Fund did not engage in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

     The Real Estate Fund may not:

     1.  Buy or sell commodities or commodity futures contracts.

     2. Buy or sell real estate. However, the Real Estate Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     3   Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Real Estate Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

     4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Real Estate Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Real Estate Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Real Estate Fund and, in that event, will not be subject to the above investment restriction.

     5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Real Estate Fund.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Real Estate Fund.

     7. Purchase or retain securities of an issuer if those officers or directors of the Real Estate Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     8.  Purchase securities of other open-end investment companies.

     9.  Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except the Real Estate Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Real Estate Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Real Estate Fund's borrowings may not exceed 5% of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10% of the gross assets, valued at cost, of the Real Estate Fund.

     12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Real Estate Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     13. Invest in companies to exercise control or management.

     14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Real Estate Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Real Estate Fund may own securities of companies engaged in those businesses.

     17. Concentrate investments in any one industry, except that the Real Estate Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 3, 4, 5, 11, 12, and 15 permit specified practices but limit the portion of the Real Estate Fund's assets that may be so invested. During the last year, the Real Estate Fund did not engage in any of these permitted practices, other than paragraph 12, and has no current intention of doing so in the foreseeable future.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

     1. Buy or sell commodities. However, the Balanced Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15

     2.   Concentrate investments in any industry.  However, the Balanced
Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Balanced Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. The Balanced Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Balanced Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Balanced Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Balanced Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Balanced Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Balanced Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Balanced Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net assets value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Balanced Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years' continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Balanced Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     17.Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 5, 11, 12, and 14) permit specified practices but limit the portion of the Balanced Fund's assets that may be so invested. Subject to the investment restriction, the Balanced Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Balanced Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA DAILY INCOME COMPANY

The Money Market Fund may not:

     1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Money Market Fund's shares or as maturities allow.

     2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

     3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Money Market Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Money Market Fund will not invest more than 25 percent of its assets in any other single industry.

     4.   Buy or sell real estate.

     5.   Buy or sell commodities or commodity contracts.

     6. Make loans to others (the purchase of obligations in which the Money Market Fund is authorized to invest will not constitute loans) except that the Money Market Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or any agency or instrumentality thereof if no more than 10 percent of the Money Market Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

     7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

     8.   Purchase securities on margin.

     9.   Sell securities short.

     10.  Write or purchase put or call options.

     11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Money Market Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

     12.  Invest in companies to exercise control or management.

     13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

     Some of the policies described above prohibit particular practices.
Other policies (paragraphs 1, 6, and 11) permit specified practices but limit the portion of the Money Market Fund's assets that may be so invested. The Money Market Fund has not engaged in these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

INVESTMENT RESTRICTIONS UNDER RULE 2a-7

     Rule 2a-7 under the Investment Company Act of 1940 requires that all portfolio securities of a money market fund have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. The Money Market Fund, however, will be invested in short-term debt obligations maturing within 12 months. Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the board of directors of the fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

     The Money Market Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Money Market Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Money Market Fund may not make more than one such investment at any one time.

     Investment policies by the Money Market Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Money Market Fund are restricted to the following:

     1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

     2. Commercial paper which, if rated by Standard & Poor's Corporation ("S&P") or Moody's Investor Services, Inc. ("Moody's"), is rated A-1 by S&P's and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Money Market Fund.

     3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P's and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Money Market Fund.

     4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Money Market Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are certificates of deposit, bankers' acceptances, and letters of credit.

COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.

The Government Bond Fund may not:

     1.   Issue senior securities, bonds, or debentures.

     2. Buy securities on margin, make short sales, or write put or call options.

     3. Borrow money in excess of five percent of its net asset value. Any borrowing must only be temporarily from banks or other lending institutions for extraordinary or emergency purposes.

     4. Pledge, hypothecate, or transfer in any manner, as security for indebtedness, any securities owned by the Government Bond Fund, except as necessary in connection with borrowings described in subparagraph 3 above. Any such pledge, hypothecation, or transfer may not exceed 10 percent of the Government Bond Fund's total assets, at the lesser of cost or market value.

     5. Underwrite securities of other issuers or acquire securities that must be registered under the Securities Act of 1933, as amended, before they may be sold to the public.

     6. Purchase securities that are other than direct obligations of the U.S. Government and repurchase agreements with respect to those obligations.

     7. Invest more than 10 percent of total assets in repurchase agreements.

     8. Purchase or sell real estate or real estate contracts, including futures contracts.

     9. Purchase or sell commodities or commodities contracts, including futures contracts.

     10. Purchase securities with maturities in excess of three years from the date of purchase.

     11. Make loans to other persons except by purchase of debt obligations in which the Government Bond Fund may invest and repurchase agreements with respect to those obligations.

     12.  Purchase securities of other investment companies.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 3, 4, and 7) permit specified practices but limit the portion of the Government Bond Fund's assets that may be so invested. Other than the practices indicated in paragraph 7, the Government Bond Fund has not engaged in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Bond Fund may not:

     1.   Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Bond Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

     3. Buy or sell real estate. However, the Bond Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Bond Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. The Bond Fund may not purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Bond Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Bond Fund.

     8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Bond Fund or of its advisor if, or so long as, the officers and directors of the Bond Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

     9.   Purchase securities of other open-end investment companies.

     10.  Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Bond Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Bond Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Bond Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Bond Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Bond Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14.  Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the value of the Bond Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     Some of the practices described above prohibit particular practices. Other policies (paragraphs 2, 4, 5, 12, 13, and 16) permit specified practices but limit the portion of the Bond Fund's assets that may be so invested. Subject to the investment restriction, the Bond Fund expects to engage in the practices described in paragraph 5 (restricted securities). (See the Prospectus for additional information.) The Bond Fund has no intention of engaging in the other permitted practices in the foreseeable future.

COLUMBIA MUNICIPAL BOND FUND, INC.

The Municipal Bond Fund may not:

     1. Buy or sell real estate, but this shall not prevent the Municipal Bond Fund from investing in municipal obligations secured by real estate or interests therein.

     2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Municipal Bond Fund's investment restrictions.

     3. Purchase more than 10 percent of the voting securities of any issuer.

     4.   Buy or sell commodities or commodity future contracts.

     5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Municipal Bond Fund is invested in such securities.

     6.   Issue senior securities, bonds, or debentures.

     7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

     8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Municipal Bond Fund.

     9. Underwrite securities of other issuers, except that the Municipal Bond Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Municipal Bond Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

     10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Municipal Bond Fund. For amounts borrowed, the Municipal Bond Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Municipal Bond Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Municipal Bond Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

     11.  Invest more than 25 percent of its assets in a single industry.

     Some of the policies described above prohibit particular practices. Other policies (paragraphs 5, 8, and 10) permit specified practices but limit the portion of the Municipal Bond

Fund's assets that may be so invested. Other than the practices indicated in paragraph 5, the Municipal Bond Fund has not engaged in any of these permitted practices during the last year and has no current intention of doing so in the foreseeable future.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CD's) and bankers' acceptances with maturities not greater than one year. CD's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the High Yield Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

     3. Buy or sell real estate. However, the High Yield Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The High Yield Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the High Yield Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the High Yield Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the High Yield Fund.

     8. Purchase or retain securities of an issuer if those officers or directors of the High Yield Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     9. Purchase securities of other open-end investment companies.

     10.Issue senior securities, bonds, or debentures.

     11.Underwrite securities of other issuers, except the High Yield Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     12.Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the High Yield Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.


     13.Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the High Yield Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14.Invest in companies to exercise control or management.

     15.Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     16.Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the High Yield Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     17.Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

     Some of the practices described above prohibit particular practices. Certain policies described in paragraphs 4, 5, 12, 13, and 16 permit specified practices but limit the portion of the High Yield Fund's assets that may be so invested. Except for the practices described in paragraph 5, the Fund has no current intention of engaging in any of these permitted practices in the foreseeable future.

OTHER RESTRICTIONS

     To permit the sale of shares of a Fund in certain states, a Fund may make commitments more restrictive than the fundamental restrictions described above. If the Board of Directors of that Fund determines that a commitment is no longer in the best interests of that Fund and its shareholders, it will revoke the commitment, terminate sales of its shares in the state(s) involved, and notify the affected shareholders.

______________________________________________________________________________

                ADDITIONAL INFORMATION REGARDING CERTAIN
                       INVESTMENTS BY THE FUNDS
______________________________________________________________________________


INVESTMENTS BY THE BALANCED FUND, THE BOND FUND, AND THE HIGH YIELD FUND

     Securities held in the portfolios of the Balanced Fund, the Bond Fund, and the High Yield Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association (GNMA) mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Information regarding certain of these securities is included below. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached.

     Depending on prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, a Fund's advisor will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

     To achieve its investment objective, each of the Balanced Fund and the Bond Fund expects to invest a major portion (normally at least 95 percent) of its fixed income assets in investment grade debt securities. "Investment grade" debt securities are considered to be those which at the time of the investment are (a) rated BAA or higher by Moody's Investor Services, Inc. (Moody's), (b) rated BBB or higher by Standard and Poor's Corporation (S&P), or (c) unrated, but believed by the Advisor for the Balanced Fund and the Bond Fund to be equivalent to securities with those ratings. See the Prospectus under "Additional Information -- Bond Ratings" for information regarding investment-grade securities. Up to five percent of such of the Balanced Fund's and Bond Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P) when the Balanced Fund's or Bond Fund's Advisor believes these securities present attractive investment opportunities notwithstanding their speculative characteristics. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

     To achieve its investment objective, the High Yield Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated Ba or lower by Moody's or BB or lower by S&P. No more than 10% of the Fund's total assets may be invested in fixed income securities rated Caa or lower by Moody's or CCC or lower by S&P. The High Yield Fund may also invest in unrated fixed income securities when the Fund's Advisor believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The High Yield Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The High Yield Fund should represent only a portion of a balanced investment program. See the Prospectus under "Risk Factors" for a description of the risks of investing in lower-rated securities and under "Additional Information" for a description of corporate bond ratings.

GOVERNMENT SECURITIES

     Government securities may be either direct obligations of the U.S. Government or may be the obligations of an agency or instrumentality of the United States.

     TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, Treasury notes currently have maturities of 1 to 10 years, and Treasury bonds can be issued with any maturity of more than 10 years.

     OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED CERTIFICATES

     GNMA (Government National Mortgage Association) Certificates ("Certificates") are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Bond Fund may purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the servicing agent and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by the FHA or guaranteed by the VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Regular payments and prepayments of principal by mortgagors and mortgage foreclosures will result in the return of the greater part of principal invested well before the maturity of the mortgages in the pool. (Because of the GNMA guarantee, foreclosures impose no risk to principal investment.)

     Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years.
For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the servicing agent. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1 percent of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1 percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount rather than at par.

     2. After issuance, certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly payment has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if borrowers pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly .50 of 1 percent more than high-grade corporate bonds and 1 percent more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the Certificate's coupon rate, and the prepayment experience of the pool of mortgages backing each Certificate.

     OTHER PASS-THROUGH CERTIFICATES. The Funds may invest in other pass-through securities. These are mortgage-backed securities for which the payments on the underlying mortgages are passed from the mortgage holder through the servicing agent, net of fees paid to the servicing agent, to the Fund. These securities may be "modified pass-through certificates" (like GNMA certificates), whereby the Fund would receive interest and principal payments regardless of whether the mortgagors make the payments, or they may be "straight pass-through certificates", whereby the Bond Fund would receive interest and principal only to the extent actually collected by the servicing agent. The servicing agent may be an instrumentality or agency of the U.S. Government or may be an institution such as a bank or savings and loan association. The underlying mortgages may be conventional mortgages as well as mortgages guaranteed by federal agencies or instrumentalities. Straight pass-through securities involve additional risks because payments are not guaranteed. However, this risk may be mitigated to the extent that the underlying mortgages are guaranteed by a federal agency or instrumentality or by a private insurance company. Examples of pass-through securities that the Funds may purchase are: Federal National Mortgage Association; Federal Home Loan Mortgage Corporation (Participation Certificates); Conventional Mortgage Pass-Through Certificates (CONNIE MAC); Residential Funding Corp. Participation Certificates and Federal Housing Administration Insured Project Pass-Through Pools.

FLOATING OR VARIABLE RATE SECURITIES

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.
Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by a Fund. CMOs may also be less marketable than other securities. A Fund will only invest in CMOs issued by agencies or instrumentalities of the U.S. Government or privately-issued CMOs carrying investment-grade ratings.
In addition, a Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

INVESTMENTS BY COLUMBIA MUNICIPAL BOND FUND, INC.

     Municipal bonds are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue and special tax bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax.

     Industrial development, pollution control, or other private activity bonds backed by private corporations do not generally have the pledge of the credit of the issuing body but are secured only by the credit of the corporation benefiting from the facilities being financed. For the purpose of the Municipal Bond Fund's investment restrictions, identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for payment of principal and interest on such bonds. The Municipal Bond Fund may invest more than 25 percent of its assets in industrial development bonds or private activity bonds.

     The yields of municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of the offering, the maturity of the obligation, whether interest on the obligation is subject to alternative minimum tax, and rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds they undertake to rate. These ratings, however, are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. The yield on municipal bonds is generally lower than on corporate issues, but the interest paid is not includible in gross income for federal income tax purposes.

     The Municipal Bond Fund's investment restrictions permit it to borrow money temporarily for extraordinary or emergency purposes in an amount not exceeding 50 percent of its gross assets. During any period in which large borrowings are outstanding, the interest paid by the Municipal Bond Fund on such borrowings would reduce the yield to shareholders. Accordingly, in the event of large borrowings the yield to shareholders is expected to be lower than that of mutual funds that restrict borrowings to a lower percentage of assets.

SECURITIES RATING AGENCIES

     Subsequent to its purchase by a Fund, an issue may cease to be rated, or its rating may be reduced below the criteria set forth for that Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. To the extent the ratings accorded by S&P or Moody's for securities may change as a result of changes in such organizations or changes in the rating systems, the Funds will attempt to use comparison ratings as standards for its investments in bonds in accordance with the policies described herein.

     COMMERCIAL PAPER RATINGS. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may rise as a result of public interest questions and preparation to meet such obligations.

     BOND RATINGS. See the Prospectus under "Additional Information -- Bond Ratings" for a description of the ratings used by Moody's and S&P.

LOAN TRANSACTIONS

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of a Fund that is permitted under its investment restrictions to make loans will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Funds understands that it is the view of the Staff of the Securities and Exchange Commission that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, E.G., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Directors to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by a Fund's management to be of good standing and will not be made unless, in the judgment of the

Fund's management, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this section as "qualified loan transactions."

CERTIFICATES OF DEPOSIT

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The U.S. bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insured amount of Certificates of Deposit issued to a Fund by any one bank. Therefore, Certificates of Deposit purchased by a Fund may not be fully insured.

BANKERS' ACCEPTANCES

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date and the nature of the underlying transaction.

LETTERS OF CREDIT

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

COMMERCIAL PAPER

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant, and various other investment factors. Each Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in warrants, but each Fund does not intend to invest more than 5 percent of its assets in warrants or more than 2 percent of its assets in warrants that are not listed on the New York Stock Exchange or American Stock Exchange.

DOLLAR ROLL TRANSACTIONS

     The Balanced Fund and the Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Balanced
Fund or the Bond Fund agrees to buy a security on a future date.

     The Balanced Fund and the Bond Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Balanced Fund's or the Bond Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


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